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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Ambient Corporation on Form S-8 of our report dated May 19, 1998 of Ambient Corporation's consolidated financial statements appearing in the Annual Report on Form 10-KSB for the year ended December 31, 1997.

                                   /s/ Luboshitz, Kasierer & Co.
                                   LUBOSHITZ, KASIERER & CO.
                                   Member firm of Arthur Andersen

Tel-Aviv, Israel
October 18, 1998





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